EXHIBIT 10.2

EXECUTION VERSION

JOINT AMENDMENT NO. 5 TO THE SERIES 2021-MSRVF1 REPURCHASE AGREEMENT AND AMENDMENT NO. 4 TO THE SERIES 2021-MSRVF1 PRICING SIDE LETTER

This Joint Amendment No. 5 to the Series 2021-MSRVF1 Repurchase Agreement (as defined below) and Amendment No. 4 to the Series 2021-MSRVF1 Pricing Side Letter (as defined below), is entered into as of June 28, 2024 (this “Amendment”), among ATLAS SECURITIZED PRODUCTS, L.P. (the “Administrative Agent”), NEXERA HOLDING LLC (“Nexera” or the “Buyer”) and PennyMac Loan Services, LLC (“PLS” or the “Seller”) and acknowledged by PRIVATE NATIONAL MORTGAGE ACCEPTANCE COMPANY, LLC, as guarantor (the “Guarantor”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Series 2021-MSRVF1 Repurchase Agreement (as defined below).

W I T N E S S E T H:

WHEREAS, the Administrative Agent, the Buyer, the Seller are parties to that certain Master Repurchase Agreement, dated as of April 28, 2021 (as amended by Amendment No. 1, dated September 8, 2021, Amendment No. 2, dated as of December 29, 2021, Amendment No. 3, dated as of March 16, 2023, and Amendment No. 4, dated as of June 27, 2023, and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Series 2021-MSRVF1 Repurchase Agreement”) and the related Pricing Side Letter, dated as of April 28, 2021 (as amended by Amendment No. 1, dated as of May 31, 2022, Amendment No. 2, dated as of March 16, 2023, and Amendment No. 3, dated as of June 27, 2023, and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Series 2021-MSRVF1 Pricing Side Letter”);

WHEREAS, the Administrative Agent, the Buyer and the Seller have agreed, subject to the terms and conditions of this Amendment, that the Series 2021-MSRVF1 Repurchase Agreement and the Series 2021-MSRVF1 Pricing Side Letter be amended to reflect the certain agreed upon revisions to the terms of the Series 2021-MSRVF1 Repurchase Agreement and the Series 2021-MSRVF1 Pricing Side Letter;

WHEREAS, the Guarantor is party to that certain Guaranty, dated as of April 28, 2021 (as amended, restated, supplemented or otherwise modified from time to time, the “VFN Repo Guaranty”), by the Guarantor in favor of the Buyer;

WHEREAS, as a condition precedent to amending the Series 2021-MSRVF1 Repurchase Agreement and the Series 2021-MSRVF1 Pricing Side Letter, the Buyer has required the Guarantor to ratify and affirm the VFN Repo Guaranty on the date hereof;

WHEREAS, PFSI ISSUER  TRUST - FMSR, as issuer (the “Issuer”), Citibank, N.A., as indenture trustee (in such capacity, the “Indenture Trustee”), as calculation agent (in such capacity, the “Calculation Agent”), as paying agent (in such capacity, the “Paying Agent”) and as securities intermediary (in such capacity, the “Securities Intermediary”), PLS, as administrator (in such capacity, the “Administrator”) and as servicer (in such capacity, the “Servicer”), and the Administrative Agent are parties to that certain Base Indenture, dated as of April 28, 2021 (as may be amended, restated, supplemented, or otherwise modified from time to time, the “Base Indenture”), as supplemented by the Series 2021-MSRVF1 Indenture Supplement, dated as April 28, 2021 (as amended by Amendment No. 1, dated as of January 20, 2023, Amendment No. 2, dated as of June 27, 2023, and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Series 2021-MSRVF1 Indenture Supplement”);

WHEREAS, pursuant to Section 10.3(e)(iii) of the Base Indenture, so long as any Note is Outstanding and until all obligations have been paid in full, PLS shall not consent to any amendment, modification or waiver of any term or condition of any Transaction Document, without the prior written consent of the Administrative Agent; and

WHEREAS, the Series 2021-MSRVF1 Repurchase Agreement and the Series 2021-MSRVF1 Pricing Side Letter are Transaction Documents.

NOW THEREFORE, the Administrative Agent, the Buyer and the Seller hereby agree, in consideration of the mutual promises and mutual obligations set forth herein, that the Series 2021-MSRVF1 Repurchase Agreement and the Series 2021-MSRVF1 Pricing Side Letter are hereby amended as follows:

SECTION 1.Amendments to the Series 2021-MSRVF1 Repurchase Agreement.
(a)Section 1.01 of the Series 2021-MSRVF1 Repurchase Agreement is hereby amended by deleting the definition of “Benchmark” in its entirety and replacing it with the following:

“Benchmark” means, with respect to any date of determination, the Daily Simple SOFR or, if applicable, a Benchmark Replacement Rate.  It is understood that the Benchmark shall be adjusted on a daily basis.

(b)Section 1.01 of the Series 2021-MSRVF1 Repurchase Agreement is hereby amended by deleting the definitions of “Adjusted Daily Simple SOFR” and “Benchmark Adjustment” in their entirety.
(c)Section 2.02(a) of the Series 2021-MSRVF1 Repurchase Agreement is hereby amended by deleting such subsection in its entirety and replacing it with the following:

Seller may enter into Transactions with Buyers under this Agreement on any Purchase Date; provided, that Seller shall have given Administrative Agent and Buyers irrevocable notice (each, a “Transaction Notice”), which notice (i) shall be substantially in the form of Exhibit A, (ii) shall be signed by a Responsible Officer of Seller and be received by Administrative Agent and Buyers prior to 1:00 p.m. (New York time) (a) twenty (20) calendar days with respect to any Committed Amount or (b) two (2) Business Days with respect to any amounts other than a Committed Amount, in each case, prior to the related Purchase Date, and (iii) shall specify: (A) the Maximum VFN Principal Balance of the Note; (B) the Initial Note Balance of the Note; (C) the Dollar amount of the requested Purchase Price; (D) the requested Purchase Date; (E) the Repurchase Date; (F) the Pricing Rate or Repurchase Price applicable to the Transaction; and (G)

any additional terms or conditions of the Transaction not inconsistent with this Agreement.  Each Transaction Notice on any Purchase Date shall be in an amount equal to at least $500,000.

(d)Section 2.14 of the Series 2021-MSRVF1 Repurchase Agreement is hereby amended by deleting such section in its entirety and replacing it with the following:

Commitment Fee and Other Fees.  Seller shall pay the Commitment Fee and any other fees, if any, as specified in any side letter related to this Agreement.  Such payment shall be made in Dollars in immediately available funds, without deduction, set off or counterclaim, to Administrative Agent at such account designated in writing by Administrative Agent.

(e)Section 5.01 of the Series 2021-MSRVF1 Repurchase Agreement is hereby amended by deleting subsection (f) in its entirety and replacing it with the following:

(f) Fees.  Administrative Agent and Buyers shall have received payment in full of all fees and Expenses (including the Commitment Fee and any other fees set forth in any side letter related to this Agreement, if any) which are payable hereunder to Administrative Agent and Buyers on or before such date.

(f)Section 5.02 of the Series 2021-MSRVF1 Repurchase Agreement is hereby amended by deleting subsection (i) in its entirety and replacing it with the following:

(i) Fees.  Administrative Agent and Buyers shall have received payment in full of all fees and Expenses (including the Commitment Fee and any other fees set forth in any side letter related to this Agreement, if any) which are payable hereunder to Administrative Agent and Buyers on or before such date.

(g)Section 6.17 and Section 6.18 of the Series 2021-MSRVF1 Repurchase Agreement are hereby amended by deleting such sections in their entirety and replacing them with “[Reserved].”
(h)Section 6.24 of the Series 2021-MSRVF1 Repurchase Agreement is hereby amended by adding the following as a new paragraph (8) in subsection (a):

(8)promptly upon the creation, incurrence, assumption or existence of any of the following, notice thereof:

a.any Guarantees, except (x) to the extent reflected in Seller’s financial statements or notes thereto and (y) to the extent the aggregate Guarantees of Seller do not exceed $250,000; and

b.additional material Indebtedness other than (w) the Existing Indebtedness specified on Exhibit B hereto; (x) Indebtedness incurred with Buyers or their Affiliates; (y) Indebtedness incurred in connection with new or existing secured lending facilities; and (z) usual and customary accounts payable for a mortgage company.

(i)Section 7.01 of the Series 2021-MSRVF1 Repurchase Agreement is hereby amended by deleting the references to Section 6.17 and Section 6.18 in subsection (f) in their entirety.
(j)Section 7.01 of the Series 2021-MSRVF1 Repurchase Agreement is hereby amended by deleting subsection (j) in its entirety and replacing it with the following:

(j) Judgment.  A final judgment or judgments for the payment of money in excess of 5% of Seller’s Net Worth shall be rendered against Seller or any of their Affiliates by one or more courts, administrative tribunals or other bodies having jurisdiction, and the same shall not be satisfied, discharged (or provision shall not be made for such discharge) or bonded, or a stay of execution thereof shall not be procured, within thirty (30) days from the date of entry thereof.

(k)Section 11.11 of the Series 2021-MSRVF1 Repurchase Agreement is hereby amended by deleting subsection (a) in its entirety and replacing it with the following:

(a) This Agreement and its terms, provisions, supplements and amendments, and notices hereunder, are proprietary to Buyers or Seller, as applicable and shall be held by each party hereto, as applicable in strict confidence and shall not be disclosed to any third party without the written consent of the Required Buyers or Seller, except for (i) disclosure to Buyers’ or Seller’s direct and indirect Affiliates and Subsidiaries, attorneys or accountants, but only to the extent such disclosure is necessary and such parties agree to hold all information in strict confidence, or (ii) disclosure required by law, rule, regulation or order of a court or other regulatory body.  Notwithstanding the foregoing or anything to the contrary contained herein or in any other Program Agreements, the parties hereto may disclose to any and all Persons, without limitation of any kind, the federal, state and local tax treatment of the Transactions, any fact relevant to understanding the federal, state and local tax treatment of the Transactions, and all materials of any kind (including opinions or other tax analyses) relating to such federal, state and local tax treatment and that may be relevant to understanding such tax treatment; provided that Seller may not disclose the name of or identifying information with respect to Buyers or any pricing terms (including the Pricing Rate, Purchase Price Percentage, Purchase Price and Commitment Fee and any other fees set forth in any side letter related to this Agreement (if any)) or other nonpublic business or financial information (including any sublimits) that is unrelated to the federal, state and local tax treatment of the Transactions and is not relevant to understanding the federal, state and local tax treatment of the Transactions, without the prior written consent of Administrative Agent and Buyers.

(l)The Series 2021-MSRVF1 Repurchase Agreement is hereby amended by deleting all references to Richard Hetzel, (818) 746-2877, and richard.hetzel@pnmac.com and replacing them in their entirety with Josh Smith, (818) 224-7078, and josh.smith@pennymac.com, respectively.
SECTION 2.Amendments to the Series 2021-MSRVF1 Pricing Side Letter.
(a)Section 1 of the Series 2021-MSRVF1 Pricing Side Letter is hereby amended by deleting the definitions of “Committed Amount”, “Maximum Purchase Price” and “Termination Date” in their entirety and replacing them with the following:

“Committed Amount” means, with respect to each Buyer, the lesser of (a) the Nexera Committed Amount or (b) such Buyer’s Committed Amount, in each case, as may be modified from time to time in accordance with the terms set forth in the applicable Side Letter Agreement. If a Buyer’s Committed Amount is modified (a “Commitment Modification”), each other Buyer’s Committed Amount shall be adjusted by a corresponding amount to maintain equal Pro Rata Shares between the Buyers at all times, and each Buyer’s Committed Amount shall subsequently adjust in equal Pro Rata Shares to the extent permitted under the terms of the applicable Side Letter Agreement; provided, however, that the aggregate Committed Amount for all Buyers shall not exceed $200,000,000 nor shall the individual Committed Amount for any Buyer exceed $200,000,000, at any time. For the avoidance of doubt, the provisions of Section 2.02(b) of the Repurchase Agreement shall govern in the event that there is a Defaulting Buyer, subject to the terms provided under the Non-Defaulting Buyer’s Side Letter Agreement.

“Maximum Purchase Price” means, with respect to each Buyer the lesser of (a) the Nexera Maximum Purchase Price or (b) any other Buyer’s Maximum Purchase Price, in each case, as may be modified from time to time in accordance with the terms set forth in the applicable Side Letter Agreement. If a Buyer’s Maximum Purchase Price is modified (a “Maximum Purchase Price Modification”), each other Buyer’s Maximum Purchase Price shall be adjusted by a corresponding amount to maintain equal Pro Rata Shares between the Buyers at all times, and each Buyer’s Maximum Purchase Price shall subsequently adjust in equal Pro Rata Shares to the extent permitted under the terms of the applicable Side Letter Agreement; provided, however, that the aggregate Maximum Purchase Price for all Buyers shall not exceed $3,000,000,000 nor shall the individual Maximum Purchase Price for any Buyer exceed $3,000,000,000 at any time. For the avoidance of doubt, the provisions of Section 2.02(b) of the Repurchase Agreement shall govern in the event that there is a Defaulting Buyer, subject to the terms provided under any Non-Defaulting Buyer’s Side Letter Agreement.

“Termination Date” means the earliest of (a) June 26, 2026; (b) the Obligations having become immediately due and payable pursuant to Section 7.03 of the Repurchase Agreement; (c) upon termination of the Indenture and (d) at Buyers’ or Seller’s option pursuant to Section 2.15 of the Repurchase Agreement. The parties hereto will use their best efforts to agree to renewal terms to the Agreement and extend clause (a) of this definition no later than March 2025.

SECTION 3.Reaffirmation of VFN Repo Guaranty.  The Guarantor hereby ratifies and affirms all of the terms, covenants, conditions and obligations of the VFN Repo Guaranty and acknowledges and agrees that the term “Obligations” as used in the VFN Repo Guaranty shall apply to all of the Obligations of the Seller to the Buyer under the Series 2021-MSRVF1 Repurchase Agreement, the Series 2021-MSRVF1 Pricing Side Letter and side letter agreement and the related Program Agreements, as amended hereby.
SECTION 4.Conditions Precedent.  This Amendment shall become effective as of the date hereof upon receipt of this Amendment by the Administrative Agent on behalf of the Buyer, executed and delivered by the duly authorized officers of the Administrative Agent, the Buyer and the Seller.
SECTION 5.Representations and Warranties.  The Seller hereby represents and warrants to the Administrative Agent and the Buyer that it is in compliance with all the terms and provisions set forth in the Series 2021-MSRVF1 Repurchase Agreement, the Series 2021-MSRVF1 Pricing Side Letter and the side letter agreement on its part to be observed or performed, and that no Event of Default has occurred or is continuing, and hereby confirms and reaffirms the representations and warranties contained in Article III of the Series 2021-MSRVF1 Repurchase Agreement.
SECTION 6.Limited Effect.  Except as expressly amended and modified by this Amendment, the Series 2021-MSRVF1 Repurchase Agreement, the Series 2021-MSRVF1 Pricing Side Letter and the side letter agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

SECTION 7.Counterparts.  This Amendment may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.  The parties agree that this Amendment may be accepted, executed or agreed to through the use of an electronic signature in accordance with the Electronic Signatures in Global and National Commerce Act, 15 U.S.C. § 7001 et seq, Official Text of the Uniform Electronic Transactions Act as approved by the National Conference of Commissioners on Uniform State Laws at its Annual Conference on July 29, 1999 and any applicable state law. Any document accepted, executed or agreed to in conformity with such laws will be binding on all parties hereto to the same extent as if it were physically executed and each party hereby consents to the use of any secure third party electronic signature capture service with appropriate document access tracking, electronic signature tracking and document retention.

SECTION 8.Severability. Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.

SECTION 9.GOVERNING LAW.  THIS AMENDMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER, CAUSE OF ACTION OR RELATED TO OR IN CONNECTION WITH THIS AMENDMENT, THE RELATIONSHIP OF THE PARTIES HERETO, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES HERETO (WHETHER IN CONTRACT, TORT OR OTHERWISE) WILL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (INCLUDING STATUTES OF LIMITATIONS AND OTHER PROCEDURAL LAWS THEREOF), WITHOUT REFERENCE TO THE CONFLICT OF LAW PRINCIPLES THEREOF OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, WHICH SHALL APPLY, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK. SIGNATURES FOLLOW.]

IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed as of the date first above written.

ATLAS SECURITIZED PRODUCTS, L.P., as Administrative Agent

By: Atlas Securitized Products GP, LLC, its general partner

By:	/s/ Dominic Obaditch
Name:	Dominic Obaditch
Title:	Managing Director

[PFSI Issuer Trust – FMSR – Joint Amendment No. 5 to the Series 2021-MSRVF1 Repurchase Agreement and Amendment No. 4 to Series 2021-MSRVF1 Repo Pricing Side Letter]

NEXERA HOLDING LLC, as Buyer and as 100% of the VFN Noteholder of the Outstanding Notes

By:	/s/ Steven M. Abreu
Name:	Steve Abreu
Title:	CEO

[PFSI Issuer Trust – FMSR – Joint Amendment No. 5 to the Series 2021-MSRVF1 Repurchase Agreement and Amendment No. 4 to Series 2021-MSRVF1 Repo Pricing Side Letter]

PENNYMAC LOAN SERVICES, LLC, as Seller

By:	/s/ Pamela Marsh
Name:	Pamela Marsh
Title:	Senior Managing Director and Treasurer

[PFSI Issuer Trust – FMSR – Joint Amendment No. 5 to the Series 2021-MSRVF1 Repurchase Agreement and Amendment No. 4 to Series 2021-MSRVF1 Repo Pricing Side Letter]

PRIVATE NATIONAL MORTGAGE ACCEPTANCE COMPANY, LLC, as Guarantor

By:	/s/ Pamela Marsh
Name:	Pamela Marsh
Title:	Senior Managing Director and Treasurer

[PFSI Issuer Trust – FMSR – Joint Amendment No. 5 to the Series 2021-MSRVF1 Repurchase Agreement and Amendment No. 4 to Series 2021-MSRVF1 Repo Pricing Side Letter]